UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) is July 20, 2005


                          OneSource Technologies, Inc.
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)



            Delaware                       000-30969               65-0691963
 ------------------------------      ----------------------       ------------
(State or other jurisdiction of     (Commission File Number)     (IRS Employer
incorporation or jurisdiction)                                   Identification
                                                                     Number)


 15730 N. 83rd Way, Suite 104, Scottsdale, Arizona                  85260
 -------------------------------------------------                  -----
     (Address of principal executive office)                     (Zip Code)


       Registrant's telephone number, including area code: (800) 279-0859


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On July 20, 2005, Stephen A. McConnell, a member of the Board of Directors of OneSource Technologies, Inc. (the "Company"), informed the Company of his decision to retire from the Company's Board of Directors effective as of such date.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ONESOURCE TECHNOLOGIES, INC.


Dated:  July 21, 2005                   By:  /s/ Leonard J. Ksobiech
                                             -------------------------------
                                             Leonard J. Ksobiech
                                             Chief Financial Officer